MBL VARIABLE CONTRACT ACCOUNT-2
                 MBL Life Assurance Corporation
            520 Broad Street, Newark, NJ  07102-3111
                         1-800-435-3191

               Supplement Dated February 17, 1998
To Prospectus Dated May 1, 1998, as Supplemented May 1, 1998, and
                         August 6, 1998.

This supplement should be read in conjunction with the prospectus for the MBL Variable Contract Account-2 (the "Account"), a copy of which can be obtained without charge from MBL Life Assurance Corporation ("MBL Life"). Please write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, ATTN: MBL VARIABLE CONTRACT ACCOUNT-2, or call 1-800-435-3191 for a copy of the prospectus for the Account.

On December 31, 1998, MBL Life, the underwriter and sponsor of the Account, sold its individual life and individual and group annuity businesses to SunAmerica Inc. ("SunAmerica"), (the "Acquisition"). The Acquisition has received all required judicial and regulatory approvals. The approvals also contained provisions for the ultimate termination of all MBL Life separate accounts (including this Account) and the various contracts funded through the accounts, which will take place on or about June 30, 1999 (the "Termination Date").

In order to maintain the Account in a manner consistent with its investment objectives, while at the same time being able to respond to any and all transfer and redemption requests, shares of the Dreyfus Stock Index Fund ("Index Fund") will be substituted in place of MBL Growth Fund, Inc., as the underlying investment of the Account. The Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). The Index Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures. A copy of the Index Fund prospectus will be provided to all contract holders and participants invested in the Account within five business days of the substitution. The substitution will occur on or about February 17, 1999.

Any contracts still with MBL Life on the Termination Date will be terminated. Contract holders and group participants will be provided with adequate notice and disclosure regarding the termination of the Account. During the period leading up to the Termination Date, certain contract holders and group participants will be given the opportunity to exchange, on a tax-free basis, their MBL Life contracts for annuity contracts issued by other insurance companies or for other applicable tax-deferred investment vehicles. Contract holders and group participants MAY also have the option of redeeming the value of their contracts in accordance with Internal Revenue Service guidelines. Contract holders and group participants should consult with their tax advisors regarding the implications associated with the exchange or redemption of a contract.